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EXHIBIT 10.1

                               FIRST AMENDMENT OF

                               SERVICES AGREEMENT



                FIRST AMENDMENT OF SERVICES AGREEMENT (the "Amendment"), made as of the 23rd day of April, 2001, by and among Hanover Direct, Inc., a Delaware corporation having an office at 1500 Harbor Boulevard, Weehawken, New Jersey 07087 ("Hanover Direct"), Thomas C. Shull ("Shull") and Meridian Ventures, LLC, a Nevada limited liability company ("Meridian").


                              W I T N E S S E T H:


        WHEREAS, Hanover, Shull and Meridian entered into that certain Services Agreement dated as of December 5, 2000 (the "Agreement;" all terms defined in the Agreement, unless otherwise defined, having the same meanings when used in this Amendment); and

        WHEREAS, Hanover, Shull and Meridian desire to clarify a definition contained in Section 8 of the Agreement.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

        1. The Agreement is hereby amended by amending the first sentence of the first paragraph of Section 8 thereof to read as follows:

        "If Meridian, Shull or any member, officer or employee of, or consultant, contractor or subcontractor to, Meridian who serves as Consultant to the Company (including, without limitation, John F. Shull, Paul Jen, Peter Schweinfurth or Evan M. Dudik) ("Indemnitee") is threatened with or made a party to, or called as a witness or deposed or subpoenaed in, any action, suit or other legal, administrative or governmental proceeding or other legal process by reason that Indemnitee is or was deemed a consultant, officer, employee or other agent of the Company or any of its affiliates, the Company shall defend, indemnify and hold Indemnitee harmless to the maximum extent allowed by applicable law and the Company's Certificate of Incorporation and By-Laws against all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, claims, disbursements and expenses, including counsel fees reasonably incurred by Indemnitee in connection therewith, to the extent the same are not paid under the D&O Insurance and travel and lodging expenses ("Indemnified Liability" or "Indemnified Liabilities"); provided however, that Indemnitee shall not be entitled to indemnification hereunder to the extent any such liability, obligation, loss, damage, penalty, action, judgment, suit, claim, disbursement or expense results from the gross negligence,


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        willful misconduct or criminal conviction ("Willful Misconduct") of
        Indemnitee as determined by a court of competent jurisdiction."

        2. The Agreement is hereby amended by adding the following immediately after Section 16 thereof:

        "17. Successors and/or Assigns. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and/or assigns and/or personal representatives of such party, and this Agreement shall inure to the benefit of and shall be binding on the parties hereto and the successors and/or assigns and/or personal representatives of such party."

        3. Except as hereby amended, the Agreement is hereby ratified and confirmed to be in full force and effect.

        4. This Amendment shall be governed by and construed in accordance with the internal laws of the state of New Jersey.

        5. This Amendment may be signed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the undersigned have duly executed this Amendment as of the date hereinabove set forth.


                                            HANOVER DIRECT, INC.


                                            By:    /s/ Brian C. Harriss
                                               ---------------------------------
                                            Name:  Brian C. Harriss
                                            Title: Senior Vice President and
                                                   Chief Financial Officer

                                            MERIDIAN VENTURES, LLC


                                            By:    /s/ Thomas C. Shull
                                               ---------------------------------
                                            Name:  Thomas C. Shull
                                            Title: President


                                            /s/ Thomas C. Shull
                                            ------------------------------------
                                            THOMAS C. SHULL, as an individual


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